UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21401

Sycuan Funds

(Exact name of registrant as specified in charter)

3007 Dehesa Road, El Cajon, CA           92019

(Address of principal executive offices)   (Zip code)

John Tang

3007 Dehesa Road, El Cajon, CA 92019

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 444-4043

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Sycuan US Value Fund

ANNUAL REPORT

September 30, 2005

Sycuan US Value Fund

Annual Commentary

September 30, 2004 - September 30, 2005

The discussion and analysis below was prepared by Brandes Investment Partners, L.L.C., the sub-adviser to the Fund in the fiscal year ended September 30, 2005.  Effective October 5, 2005, A.Q. Johnson & Co., Inc. replaced Brandes as the sub-adviser to the Fund.  Please see the subsequent events footnote to the financials for more information.

The Fund

For the 12-months ended September 30, 2005, the Sycuan US Value Fund gained 11.96%.  For the same period, the Russell 1000 Value Index advanced 16.84% and the Standard & Poors gained 12.25%.

Gains for holdings in the food & staples retailing, insurance, and tobacco industries helped lift overall results.  Among the better-performing holdings in these areas during the period were Safeway (food & staples retailing), Loews Corp. (insurance), and Altria Group (tobacco).  Other top-performing holdings included Hewlett-Packard (computers & peripherals) and El Paso Corp. (oil, gas & consumable fuels).

Conversely, declines for holdings in the automobiles industry, such as Ford and General Motors, weighed on performance.  Delphi Corp. (auto components) also fell during the period, adversely affecting overall results.

One of the primary reasons for the Fund's relative underperformance during the period was its underweighting in the energy sector.  According to Frank Russell Co., an investment management and research firm, energy was among the five largest sector weightings in its Russell 1000 Value Index near the end of the reporting period.  In comparison, the Fund held just 2.4% its of assets in the energy sector (all within the oil, gas & consumable fuels industry).  Surging prices for oil helped lift returns for many energy-related stocks over the past 12 months.

Keep in mind that we don't tend to ask how much higher oil prices may climb or when oil prices will fall.  We ask whether high oil prices affect our assessments of individual business values.  We ask, "What is a reasonable rate of return for this specific business over the long term?" and "Given our estimate of this company's value and its current stock price, is this a good investment?"

Our answers to these types of questions largely have kept us from investing in oil-related companies recently.  In the past 12 months, a number of oil companies have exhibited returns on capital in excess of 20%.  We do not believe such returns on capital are sustainable over the long term.  The Fund has limited exposure to oil industry-related companies, reflecting our view that such firms generally are not attractively valued.

During the period, our company-specific focus resulted in a number of purchases and sells.  We sold the following positions as their prices climbed toward our estimates of their intrinsic values:  Toys R Us (specialty retail), Sprint (diversified telecom services), May Department Stores (multi-line retailing), and Service Corp. International (diversified consumer services).  Conversely, we purchased the following positions at prices that we consider attractive:  American International Group (insurance), Avaya (communications equipment), and Eastman Kodak (leisure equipment & products), among others.

2005 Annual Report  1

A year ago, the Fund's most significant weighting was in the diversified telecom services industry.  As a result of purchases within the pharmaceuticals industry, that industry now represents the Fund's heaviest weighting, as of September 30, 2005.  Gains and additional purchases also lifted exposure in the food & staples retailing industry during the period.

The Markets

For the 12 months ended September 30, 2005, U.S. stock indices tended to advance. The S&P 500 advanced 12.3%, the Dow Jones Industrial Average gained 7.2% and the technology-heavy Nasdaq Composite was up 14.2%.

The period was characterized by surging prices for oil and homes in the United States, and the U.S. Federal Reserve Board's continued interest rate tightening.  Late in the period, the Fed raised short-term interest rates to 3.75%, the highest level since August 2001.  The decision marked the 11th consecutive time the Fed raised rates by 25 basis points.  The Fed said that while Hurricane Katrina was devastating, its effects on the U.S. economy likely would be short term.  The Fed added that it raised rates to counter rising inflation pressure.

The U.S. housing market showed little sign of cooling over the past 12 months.  In August, sales of existing homes rose to the second-highest level on record and prices increased at the fastest pace in 26 years.  The National Association of Realtors reported that sales of existing homes rose 2% in August to a seasonally adjusted annual rate of 7.29 million units, a sales pace that was exceeded only by an all-time high of 7.35 million units in June 2005.

In addition to home prices, oil prices surged during the period as global supplies failed to meet demand.  Since 1998, when oil traded at about $10 per barrel, two key factors have combined to lift oil prices.  Demand has climbed sharply, especially among emerging Asian economies with high GDP growth rates.  Concurrently, major mergers within the oil industry drove down spending on exploration as companies rationalized their cost structure through reduced investment.  As a result, the global oil supply languished.

Hurricanes Katrina and Rita, along with high oil prices, appeared to have dealt a blow to U.S. consumer confidence levels late in the period as a key confidence index fell to its lowest level in almost two years.  The Conference Board, a private research group, said that its index of consumer confidence for September dropped to 86.6 from a revised 105.5 in August.  The September reading was well below the 93.0 consensus expectation of economists from a survey conducted by Dow Jones Newswires.

Sincerely,

Sycuan Capital Management, Inc.

The information provided in this material should not be considered a recommendation to purchase or sell any particular security.  It should not be assumed that any security transactions, holdings, or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein.  Please note that all indices are unmanaged and are not available for direct investment; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

2005 Annual Report  2

Sycuan US Value Fund  (Unaudited)

PERFORMANCE INFORMATION

September 30, 2005 NAV $12.26

Average annual total returns for the one year period ended September 30, 2005.

Since

 1 Year(A)                Inception(A)

Sycuan US Value Fund

             11.96%

                    12.26%

Russell 1000 Value Index(B)

             16.84%

                    16.34%

Standard & Poor’s 500 Index(C)

             12.25%

        10.82%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Sycuan US Value Fund was October 10, 2003.

(B) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates.  It includes the reinvestment of dividends  and income, but does not reflect fees, brokerage commissions, or other expenses of investing.

(C) The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund. It includes the reinvestment of dividends  and income, but does not reflect fees, brokerage commissions, or other expenses of investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

2005 Annual Report  3

Sycuan US Value Fund  (Unaudited)

PROXY VOTING GUIDELINES (Unaudited)

Sycuan Capital Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.sycuanfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-899-8344). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2005 Annual Report  4

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses  with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on March 31, 2005 and held through September 30, 2005.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of  investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                          Expenses Paid

                                                                    Beginning                        Ending

                                                  During the Period*

                                                                Account Value                Account Value           March 31, 2005 to

                                                   March 31, 2005           September 30, 2005       September 30, 2005

                        Actual                                  $1,000.00                      $1,082.08                           $7.83

                        Hypothetical                         $1,000.00                      $1,017.55                           $7.59

                        (5% annual return

                        before expenses)

                        *    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2005 Annual Report  5

Sycuan US Value Fund

		Schedule of Investments
		September 30, 2005

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Airlines
920	AMR Corp *	$ 10,286
1,510	Delta Air Lines Inc. *	1,133
		11,419	0.62%

Auto Components
11,540	Delphi Corp.	31,850
2,480	Goodyear Tire & Rubber Co. *	38,663
		70,513	3.86%

Automobiles
7,420	Ford Motor Co.	73,161
2,230	General Motors Corporation	68,260
		141,421	7.74%

Capital Markets
1,230	JP Morgan Chase & Co.	41,734	2.28%

Commercial Services & Supplies
460	Waste Management Inc.	13,161	0.72%

Communication Equipment
21,100	Lucent Technologies Inc. *	68,575	3.75%

Computer & Office Equipment
440	International Business Machines Corp.	35,297	1.93%

Computers & Peripherals
990	Hewlett-Packard Co.	28,908
10,520	Sun Microsystems Inc. *	41,344
		70,252	3.84%

Diversified Financial Services
730	CIT Group Inc.	32,981	1.80%

Diversified Telecommunication Services
3,010	BellSouth Corp.	79,163
3,220	SBC Communications Inc.	77,183
2,260	Verizon Communications Inc.	73,879
		230,225	12.60%

Fire, Marine & Casualty Insurance
460	American International Group Inc.	28,502	1.56%

Food & Staples Retailing
3,190	Albertson's Inc.	81,823
3,850	Kroger Co.*	79,272
3,580	Safeway Inc.	91,648
		252,743	13.83%

Health Care Providers & Services
4,260	Tenet Healthcare Corp. *	47,840	2.62%

Household Durables
590	American Greetings Corp. A Shares	16,166	0.88%

IT Services
2,790	Electronic Data Systems Corp.	62,608
3,550	Unisys Corp. *	23,572
		86,180	4.72%

Insurance
430	Loews Corp	39,736
550	Nationwide Financial Services Inc.	22,028
950	Phoenix Companies Inc. *	11,590
1,900	UnumProvident Corp	38,950
		112,304	6.14%

Leisure Equipment & Products
786	Eastman Kodak Co.	19,123	1.05%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2005 Annual Report  6

Sycuan US Value Fund

		Schedule of Investments
		September 30, 2005

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Office Electronics
4,920	Xerox Corp. *	67,158	3.67%

Oil & Gas
3,180	El Paso Corp.	44,202	2.42%

Pharmaceuticals
2,480	Bristol-Myers Squibb Co.	59,669
2,700	Merck & Co.	73,467
2,490	Pfizer Inc.	62,175
2,680	Schering-Plough Corp.	56,414
520	Wyeth	24,060
		275,785	15.10%

Semiconductors & Equipment
5,530	Micron Technology Inc. *	73,549	4.02%

Telephone & Telegraph Apparatus
1,700	Avaya Inc. *	17,510	0.96%

Tobacco
620	Altria Group Inc.	45,700	2.51%

Total for Common Stock (Cost $1,778,677)		1,802,340	98.62%

Cash Equivalents
25,693	First American Treasury Obligation Fund Cl A 2.99% **	25,693	1.41%
	(Cost - $25,693)

	Total Investments	1,828,033	100.03%
	(Cost - $1,804,370)

	Liabilities in Excess of Other Assets	(466)	-0.03%

	Net Assets	$ 1,827,567	100.00%

*Non-Income Producing Securities.

**Variable Rate Security; The Coupon Rate shown represents the rate at September 30, 2005.

The accompanying notes are an integral part of these

financial statements.

2005 Annual Report  7

Sycuan US Value Fund

Statement of Assets and Liabilities
September 30, 2005

Assets:
Investment Securities at Market Value	$ 1,828,033
(Cost - $1,804,370)
Receivables:
Dividends and Interest	1,782
Total Assets	1,829,815
Liabilities
Management Fees Payable	2,248
Total Liabilities	2,248
Net Assets	$ 1,827,567
Net Assets Consist of:
Capital Paid In	1,712,391
Accumulated Undistributed Net Investment Income	8,391
Realized Gain (Loss) on Investments - Net	83,122
Unrealized Appreciation(Depreciation) in Value
of Investments Based on Identified Cost - Net	23,663
Net Assets, for 149,121 Shares Outstanding	$ 1,827,567
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($1,827,567/149,121 shares)	$ 12.26

Statement of Operations
For the year ended September 30, 2005
Investment Income:
Dividends	$ 33,383
Interest	778
Total Investment Income	34,161
Expenses:
Management Fees	23,976
Total Expenses	23,976

Net Investment Income	10,185

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	89,509
Net Change In Unrealized Appreciation (Depreciation) on Investments	75,619
Net Realized and Unrealized Gain (Loss) on Investments	165,128

Net Increase (Decrease) in Net Assets from Operations	$ 175,313

The accompanying notes are an integral part of these

financial statements.

2005 Annual Report  8

Sycuan US Value Fund

Statement of Changes in Net Assets
	10/1/2004	10/10/2003 *
	to	to
	9/30/2005	9/30/2004
From Operations:
Net Investment Income	$ 10,185	$ 6,892
Net Realized Gain (Loss) on Investments	89,509	19,461
Net Change In Unrealized Appreciation (Depreciation)	75,619	(51,956)
Increase (Decrease) in Net Assets from Operations	175,313	(25,603)
From Distributions to Shareholders:
Net Investment Income	(8,536)	(150)
Net Realized Gain from Security Transactions	(25,848)	0
Change in Net Assets from Distributions	(34,384)	(150)
From Capital Share Transactions:
Proceeds From Sale of Shares	329,373	1,252,992
Net Asset Value of Shares Issued on Reinvestment of Distributions	34,384	150
Cost of Shares Redeemed	(4,508)	0
Net Increase (Decrease) from Shareholder Activity	359,249	1,253,142
Net Increase (Decrease) in Net Assets	500,178	1,227,389

Net Assets at Beginning of Period	1,327,389	100,000
Net Assets at End of Period (including accumulated undistributed	$ 1,827,567	$ 1,327,389
net investment income of $8,391 and $6,742)

Share Transactions:
Issued	28,262	108,409
Reinvested	2,832	14
Redeemed	(395)	-
Net increase (decrease) in shares	30,699	108,422
Shares outstanding beginning of period	118,422	10,000
Shares outstanding end of period	149,121	118,422

Financial Highlights
Selected data for a share outstanding throughout the period:
	10/1/2004	10/10/2003 *
	to	to
	9/30/2005	9/30/2004
Net Asset Value -
Beginning of Period	$ 11.21	$ 10.00
Net Investment Income/(Loss) ***	0.07	0.10
Net Gains or Losses on Securities ******
(realized and unrealized)	1.27	1.12
Total from Investment Operations	1.34	1.22

Distributions (From Net Investment Income)	(0.07)	(0.01)
Distributions (From Capital Gains)	(0.22)	0.00
Total Distributions	$ (0.29)	$ (0.01)

Net Asset Value -
End of Period	$ 12.26	$ 11.21
Total Return*****	11.96%	12.23%	****
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	1,828	1,327

Ratio of Expenses to Average Net Assets	1.50%	1.50%	**
Ratio of Net Investment Income to Average Net Assets	0.64%	0.87%	**
Portfolio Turnover Rate	33.77%	29.48%	**

* commencement of operations
** annualized
*** based on average daily shares outstanding
**** not annualized
***** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.
****** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these

financial statements.

2005 Annual Report  9

Notes to Financial Statements

Sycuan US Value Fund

September 30, 2005

1.)  ORGANIZATION

Sycuan US Value Fund (the "Fund") is a non-diversified series of the Sycuan Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Trust was organized in Ohio as a business trust on July 3, 2003 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, the Fund is the only series authorized by the Trust.  The Fund commenced operations on October 10, 2003.  The Fund's investment objective is capital appreciation.

2.)  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Sub-Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Sub-Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:  The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.)  INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an investment advisory agreement with Sycuan Capital Management, Inc. (the “Adviser”).  For its services, the Adviser receives an annual investment management fee from the Fund of 1.50% of the average daily net assets of the Fund.  As a result of the above calculation, for the twelve month period ended September 30, 2005, the Adviser earned management fees totaling $23,976 of which $2,248 was due to the Adviser on September 30, 2005. Certain officers and directors of Sycuan Capital Management, Inc. are also officers and trustees of the Trust.

2005 Annual Report  10

Notes to the Financial Statements - continued

The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses.

During the fiscal year ending September 30, 2005, the Adviser had engaged Brandes Investment Partners, L.L.C. ("Brandes" or the “Sub-Adviser”) to act as the investment sub-adviser of the Fund. The Adviser paid Brandes compensation at the annual rate of 0.50% of the Fund's average daily net assets.

4.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

On September 26, 2005 the Board of Trustees for the Sycuan US Value Fund met to consider the renewal of the Management Agreement (the "Agreement").  In renewing the Management Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the investment adviser; (ii) the nature, extent and quality of the services provided by the investment adviser to the fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Trustees reviewed the history of the Adviser, including its background and investment management experience, as well as the Fund's performance since inception on October 10, 2003 as compared with various benchmarks.  The Fund had an average annualized return since inception to June 30, 2005 that lagged the Russell 1000 Value Index, but that outperformed the Standard and Poor’s 500.  For the one year and three month periods ended June 30, 2005 the Fund’s total return trailed the return of 77 comparable funds (the "Peer Group").  The Trustees reasoned that even though the Fund's performance generally lagged its peer group and benchmark, the Fund was being managed consistent with its stated style.  In addition, the Trustees recognize that value funds requires a period of time to get up "to speed" and the Sub-adviser had advised the Board from the start that it would be several years before the fund showed favorable results.

The Trustees gave careful consideration to the nature, extent and quality of the services to be provided by the Adviser. The Trustees analyzed the Adviser's experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Trustees were satisfied with the quality of the services received from the Adviser, especially the quality of the reporting.

The Trustees also reviewed a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from its Peer Group.  Included in the comparison were funds with similar asset ranges.  It was noted that while the Adviser's management fee was the highest in the Peer Group, the Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund's expenses out of the management fee.  Thus, the Trustees noted that the Fund's current expense ratio of 1.50% was less than the average expense ratio of 1.63% for the Peer Group.  Having considered the comparative data as described above, the Trustees concluded that the management fee and expense ratio were reasonable.

The Trustees also reviewed the Adviser's balance sheet and a profit and loss analysis prepared by the Adviser that detailed the expenses paid by the Adviser on behalf of the Fund, and the total revenue derived by the Adviser from the Fund.  The Trustees noted that the Adviser was not making a profit from the investment management services that it provides to the Fund and did not derive any other benefits from its relationship with the Fund.

The Trustees discussed the fact that the Adviser is paying 0.50% for sub-adviser services and may consider a reduction in management fees as the assets of the Fund increase.  The Trustees noted that shareholders may benefit from fee reductions as the Fund grows.

Upon review of all the factors discussed above, the Trustees concluded that the Management Agreement was fair and reasonable; that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser; and that renewal of the Management Agreement would be in the best interests of the Fund.

5.) RELATED PARTY TRANSACTIONS

The Fund has entered into agreements with Mutual Shareholder Services (“MSS”) for fund accounting and transfer agency services. An officer and shareholder of MSS is also an officer of the Fund. Fees paid to MSS are paid by the Adviser. The Fund has also entered into agreements withe Premier Fund Solutions, Inc. (“Premier”) for administrative services. An officer and shareholder of Premier is also an officer of the Fund. Fees paid to Premier are paid by the Adviser.

The Trustees who are not interested persons of the Fund were paid $16,000 in Trustees fees through September 30, 2005 by the Adviser.

6.) INVESTMENTS

For the twelve month period ended September 30, 2005, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $862,600 and $525,399 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2005 Annual Report  11

Notes to the Financial Statements – continued

For Federal income tax purposes, the cost of investments owned at September 30, 2005 was $1,804,370.  At September 30, 2005, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                  (Depreciation)

              Net Appreciation (Depreciation)

   $178,083                      ($154,420)                                        $23,633

As of September 30, 2005, there were no book to tax differences in net unrealized appreciation or cost of investments.

7.)  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2005, Sycuan Tribal Development Corporation, which is affiliated with the Adviser, held, in aggregate, 78.01% of the Fund and thus may be deemed to control the Fund.

8.) CAPITAL SHARES

At September 30, 2005 an unlimited number of shares of beneficial interest were authorized. 149,121 shares were issued and outstanding and paid in capital was $1,712,391.

9.) DISTRIBUTABLE EARNINGS

On October 17, 2005, the Fund declared distributions from ordinary income of $0.0574 per share, short-term capital gains of $0.2896 per share and long-term capital gains of $0.2688 per share paid to shareholders of record on October 17, 2005.

The tax character of distributions paid during the twelve month period ended September 30, 2005 and 2004, respectively, was as follows:

Distributions paid from                                               2005                 2004

Ordinary Income:

            $     8,536

            $       150

Short-term Capital Gain

     25,299

-

Long-term Capital Gain                                    549                      -

                                                                        $   34,384

$       150

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary

income/(accumulated losses)                   $     51,626

Undistributed long-term capital

gain/(accumulated losses)                              39,887

Unrealized appreciation/(depreciation)                          23,663

                                                                          $   115,176

There are no book to tax differences for the current year.

10.) SUBSEQUENT EVENTS

At a meeting held on October 5, 2005, the Board of Trustees of Sycuan Funds approved, subject to shareholder approval, a proposed sub-investment advisory agreement for the Fund with A.Q. Johnson & Co., Inc.  On October 5, 2005, the Board of Trustees also approved an interim sub-investment advisory agreement with A.Q. Johnson & Co., Inc. to permit A.Q. Johnson & Co., Inc. to replace Brandes Investment Partners L.P. as the sub-adviser responsible for making the day-to-day investment decisions for the Fund.  The interim agreement, which was immediately effective, is substantially similar to the previous agreement with Brandes Investment Partners L.P. and will remain effective for up to 150 days pending shareholder approval of the proposed sub-investment advisory agreement. On October 24, 2005, an officer and shareholder of the Sub-Adviser, Arthur Q. Johnson, invested $2,000,000 into the Fund. As of October 24, 2005, Arthur Q. Johnson held, in aggregate, 54.22% of the Fund and thus may be deemed to control the Fund.

A special meeting of shareholders of the Fund will be held to vote on the proposed sub-investment advisory agreement.  Only shareholders of record as of the close of business on October 25, 2005 will be entitled to vote at the special meeting.  If approved by shareholders, the new sub-investment advisory agreement will take effect immediately.

On October 8, 2005, Delphi Corporation filed for Chapter 11 bankruptcy. The Fund subsequently sold its investment of 11,540 shares on October 11, 2005 for $2,966, which represents a reduction from the September 30, 2005 valuation of $28,884.

2005 Annual Report  12

Cohen McCurdy, Ltd.

                                                                        Cohen McCurdy, Ltd.

Certified Public Accountants

                                                                        826 Westpoint Pkwy., Suite 1250

                                                                        Westlake, OH 44145-1594

                                                                        440.835.8500

                                                                        440.835.1093

                                                                        www.cohenmccurdy.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees

Sycuan US Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Sycuan US Value Fund as of September 30, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods  then ended.  These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the Fund's custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sycuan US Value Fund as of September 30, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

November 16, 2005

2005 Annual Report  13

TRUSTEES AND OFFICERS

Unaudited

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.   The trustees and officers of the Trust and their principal business activities during the past five years are:

Officers and Interested Trustees

Name, Address (1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer
Cody Martinez, Year of Birth: 1981	President	Since 2005	Commissioner, Sycuan Gaming Commission (2003 to current); Enrollment, Sycuan Band of the Kumeyaay Nation (1999 to current).	1	None
John N. Tang(2), Year of Birth: 1951	Secretary and Trustee	Since 2003	President, Sycuan Tribal Development Corporation (1992 to 2005).	1	None
Jeffrey R. Provence(2) , Year of Birth: 1969	Treasurer, Chief Compliance Officer and Trustee	Since 2003	CEO, Premier Fund Solutions, Inc. (2001-Present). General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).	1	Blue Chip Investor Funds, Private Asset Management Funds, Wireless Fund

      (1) The address, of each trustee and officer is c/o Sycuan Funds, 3007 Dehesa Road, El Cajon, CA 92019.

      (2)John N. Tang and Jeffrey R. Provence are considered “interested persons” of the Trust, as defined in Section 2(a)(19) of the

       Investment Company Act of 1940, because each is a director and officer of the Adviser.

Independent Trustees

Name, Address(3), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer
DeWitt F. Bowman, C.F.A. Date of Birth: 1930	Trustee	Since 2003	Principal, Pension Investment Consulting, since 1994. Interim Treasurer to the Regents and Vice President for Investments - University of California from 2000 to 2001. Formerly Chief Investment Officer of the California Public Employees Retirement System (1989 to 1994). Director of Forward Funds (2000 to present).	1	Brandes Invest-mentTrust, RREEF America REIT, RREEF America III REIT, Wilshire Target Funds, PCG Private Equity Fund, Pacific Gas and Electic Nuclear Decommissioning Trust, Forward Funds
Allen C. Brown, Year of Birth: 1943	Trustee	Since 2003	Co-owner of Stebleton & Brown (1994 to current). Estate planning and business attorney (1970 to current).	1	Blue Chip Investor Funds
George Cossolias, CPA Year of Birth: 1935	Trustee	Since 2003	Owner of George Cossolias & Company, CPAs (1972 to current). President Lubrication Specialists, Inc. (1996 to current).	1	Blue Chip Investor Funds, Temecula Valley Bancorp Inc., Wireless Fund
Mary L. Van Nostrand Yaer of Birth: 1960	Trustee	Since 2003	Self-Employed Investment Consultant (1992 to current). Owner, Registered Investment Advisor VanNostrand & Associates (2004 to Present).	1	None

   (3) The address of each trustee is c/o Sycuan Funds, 3007 Dehesa Road, El Cajon, CA 92019.

2005 Annual Report  14

Board of Trustees

DeWitt F. Bowman, C.F.A.

Allen C. Brown

George Cossolias, CPA

Jeffrey R. Provence

John N. Tang

Mary L. VanNostrand

Investment Adviser

Sycuan Capital Management, Inc.

Investment Sub-Adviser

A.Q. Johnson & Co., Inc.

Counsel

Thompson Hine LLP

Custodian

U.S. Bank, NA

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Auditors

Cohen McCurdy, Ltd.

This report is provided for the general information of the shareholders of the Sycuan US Value Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee financial Expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 9/30/04	FYE 9/30/05
Audit Fees	$11,500	$12,300
Audit-Related Fees	$0	$825
Tax Fees	$650	$1,160
All Other Fees	$720	$750

Nature of Audit-Related Fees: out of pocket and consent fees.

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Related Fees	FYE 9/30/04	FYE 9/30/05
Registrant	$1,370	$1,910
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sycuan Funds

By : /s/ Cody Martinez

Cody Martinez

President

Date:             12/6/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Cody Martinez

Cody Martinez

President

Date:             12/6/05

By : /s/ Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date:             12/6/05